SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

August 30, 2005

Date of Report (date of earliest event reported)

COGNIGEN NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Colorado	0-11730	84-1089377
(State or other jurisdiction	(Commission File No.)	I.R.S. Employer
of incorporation)		(Identification No.)

6405 218th Street, SW, Suite 305, Mountlake Terrace, Washington	98403
(Address of principal executive offices)	(Zip Code)

(425) 329-2300
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 2.02    Results of Operations and Financial Condition

On August 30, 2005, we issued a news release reporting our financial results for our fiscal year ended June 30, 2005.

Item 9.01.    Financial Statements and Exhibits.

(c)   Exhibits.

(99)1.   News Release dated August 30, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 1, 2005	COGNIGEN NETWORKS, INC.
/s/ Thomas S. Smith
Thomas S. Smith
President and Chief Executive Officer

EXHIBIT INDEX

(99).1   News Release dated August 30, 2005